Virtus Vontobel Foreign Opportunities Fund and

Virtus Vontobel Global Opportunities Fund (the “Funds”),
each a series of Virtus Opportunities Trust

Supplement dated March 11, 2024, to the Summary Prospectuses and the Virtus Opportunities Trust Statutory Prospectus and Statement of Additional Information (“SAI”)

pertaining to the Funds, each dated January 29, 2024, as supplemented

Important Notice to Investors

Effective March 8, 2024, Virtus Vontobel Foreign Opportunities Fund, formerly a series of Virtus Opportunities Trust, was merged with and into Virtus SGA International Growth Fund, a series of Virtus Asset Trust. Also effective March 8, 2024, Virtus Vontobel Global Opportunities Fund, formerly a series of Virtus Opportunities Trust, was merged with and into Virtus SGA Global Growth Fund, a series of Virtus Equity Trust. The Funds have ceased to exist and are no longer available for sale. Accordingly, the Funds’ Summary Prospectuses are no longer valid, nor are references to the Funds in the Virtus Opportunities Trust Statutory Prospectus and SAI.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VOT 8020/Vontobel Funds Merged (3/2024)